Virtus Investment Trust

Supplement dated June 18, 2025 to the Virtus Investment Trust Statutory Prospectus

dated October 28, 2024, as supplemented

Important Notice to Investors

Effective June 18, 2025, references to Virtus Silvant Mid-Cap Growth Fund throughout this Prospectus are no longer applicable.

Investors should retain this supplement with the Prospectus for future reference.

VIT 8061 Silvant MCG Prospectus Not Applicable (6/2025)